UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2011
TRW Automotive Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31970	81-0597059

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (734) 855-2600
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Amendments to Employment Agreements of Certain Executive Officers
On November 16, 2011, a subsidiary of the Company and each of Joseph S. Cantie, Peter J. Lake and Neil E. Marchuk, each a named executive officer, and Robin A. Walker-Lee, an executive officer, entered into amendments to such officers’ existing employment agreements. The amendments extend the term of each officer’s agreement to December 31, 2014, and continue to provide for automatic one-year renewals of the term beyond such date unless timely notice is provided by either party.
This description of the amendments is qualified in its entirety by reference to the full text of the form of amendment, which is attached hereto as Exhibit 10.1.
Indemnification Agreements of Directors and Executive Officers
On November 15, 2011, the Compensation Committee of the Company’s Board of Directors approved an indemnification agreement to be executed with each of Robin A. Walker-Lee, the Company’s Executive Vice President, General Counsel and Secretary, and David S. Taylor, a member of the Board of Directors. The indemnification agreement contains the same provisions as the indemnification agreements previously authorized and entered into in November of 2008 with each of the Company’s then executive officers and directors. Each of Ms. Walker-Lee and Mr. Taylor joined the Company subsequent to that time.
The terms of the indemnification agreement were summarized in the Company’s Current Report on Form 8-K filed on November 13, 2008, which description is incorporated herein by reference and is further qualified in its entirety by reference to the full text of the form of indemnification agreement, which is incorporated by reference as Exhibit 10.2 hereto.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits. (Including those incorporated by reference)

Exhibit No.		Description

10.1	*	Form of Amendment to Employment Agreement, dated November 16, 2011, between TRW Automotive Inc. and each of Joseph S. Cantie, Peter J. Lake, Neil E. Marchuk and Robin A. Walker-Lee.

10.2
Form of Indemnification Agreement between the Company and each of Robin A. Walker-Lee and David S. Taylor (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on November 13, 2008).

*	Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.
Dated: November 18, 2011	By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.		Description

10.1	*	Form of Amendment to Employment Agreement, dated November 16, 2011, between TRW Automotive Inc. and each of Joseph S. Cantie, Peter J. Lake, Neil E. Marchuk and Robin A. Walker-Lee.

10.2
Form of Indemnification Agreement between the Company and each of Robin A. Walker-Lee and David S. Taylor (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on November 13, 2008).